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                                                                    Exhibit 10.1

                                THIRD AMENDMENT
                                     TO THE
                     AMENDED AND RESTATED CREDIT AGREEMENT

           THIRD AMENDMENT, dated as of July 25, 2002 (this "AMENDMENT"), to the Amended and Restated Credit Agreement, dated as of August 23, 2000, as amended (the "CREDIT AGREEMENT"), by and among Belden & Blake Corporation, an Ohio corporation (the "BORROWER"), the several financial institutions and other entities from time to time parties to the Credit Agreement (individually a "LENDER" and collectively the "LENDERS"), Ableco Finance LLC ("ABLECO"), as collateral agent and administrative agent for the Lenders (in such capacity, the "COLLATERAL AGENT" or the "ADMINISTRATIVE AGENT"), and Foothill Capital Corporation ("FOOTHILL"), as funding agent for the Lenders (in such capacity, the "FUNDING AGENT" and together with the Collateral Agent and the Administrative Agent, each an "AGENT" and, collectively, the "AGENTS").

                                    Preamble
                                    --------

           The Borrower and the Lenders wish to amend the Credit Agreement (a) to extend the Final Maturity Date (as defined in the Credit Agreement), (b) to permit the Borrower to enter into transactions to sell, transfer and assign Oil and Gas Properties (as defined in the Credit Agreement) consisting of 1,138 shallow wells in the state of Ohio with aggregate Proved Developed Producing Reserves of not greater than 12.7 Bcfe of natural gas determined pursuant to the monthly report of the Borrower dated as of May 31, 2002 delivered to the Agents pursuant to clause (f) of subsection 7.1 of the Credit Agreement, (c) to amend the financial covenants and (d) to extend the time period applicable for the Prepayment Penalty (as defined in the Credit Agreement).

           Accordingly, the parties agree as follows:

           1. DEFINITIONS. All capitalized terms used herein and not otherwise defined herein are used herein as defined in the Credit Agreement.

           2. FINAL MATURITY DATE. The definition of the term "Final Maturity Date" contained in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                      " 'FINAL MATURITY DATE': April 22, 2005, or such earlier date on which any Loan shall become due and payable, in whole or in part, in accordance with the terms of this Agreement and the other Loan Documents."

           3. EARLY TERMINATION BY THE BORROWER. Clause (f) of subsection 2.5 of the Credit Agreement is hereby amended by deleting the reference to the date "May 31, 2003" contained in clause (ii) thereof and substituting in lieu thereof the date "November 30, 2003".

           4. FINANCIAL COVENANT CONDITIONS. (a) The following fiscal quarters and ratios shall be added to the Senior Debt Interest Coverage Ratio set forth in clause (a) of subsection 8.1 of the Credit Agreement:
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                 "June 30, 2004                     3.2:1
                  September 30, 2004                3.2:1
                  December 31, 2004                 3.2:1
                  March 31, 2005                    3.2:1"

               (b) The following fiscal quarters and ratios shall be added to the Senior Debt Leverage Ratio set forth in clause (b) of subsection 8.1 of the Credit Agreement:

                "June 30, 2004                      2.7:1
                 September 30, 2004                 2.7:1
                 December 31, 2004                  2.7:1
                 March 31, 2005                     2.7:1"

           5. LIMITATION ON SALE OF ASSETS. Clause (e) of subsection 8.6 of the Credit Agreement is hereby amended by adding the following proviso to such clause immediately prior to the semicolon at the end thereof:

               ", PROVIDED that, during the six-month period commencing July 1, 2002 and ending December 31, 2002, the Loan Parties may, in addition to up to $5,000,000 in Dispositions permitted pursuant to this clause (e), make additional Dispositions of their Oil and Gas Properties consisting of 1,138 shallow wells located in the state of Ohio with aggregate Proved Developed Producing Reserves of not greater than 12.7 Bcfe of natural gas determined pursuant to the monthly report of the Borrower dated as of May 31, 2002 delivered to the Agents pursuant to clause (f) of subsection 7.1 to the extent that such Dispositions comply with the provisions of subsection 11.21"

           6. RELEASES OF COLLATERAL. Clause (b) of subsection 11.21 of the Credit Agreement is hereby amended by adding the following proviso to the end of the last sentence of such clause (b) immediately prior to the period at the end thereof:

               ", PROVIDED that, in the case of Dispositions permitted pursuant to the proviso set forth in clause (e) of subsection 8.6 during the six-month period commencing July 1, 2002 and ending December 31, 2002, the aggregate Proved Developed Producing Reserves of the Oil and Gas Properties consisting of 1,138 shallow wells located in the state of Ohio released pursuant to this subsection
               11.21 during such period does not and will not exceed 12.7 Bcfe of natural gas determined pursuant to the monthly report of the Borrower dated as of May 31, 2002 delivered to the Agents pursuant to clause (f) of subsection 7.1 of the Credit Agreement"

           7. REPRESENTATIONS AND WARRANTIES.

               (a) Each of the Loan Parties (i) is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization and (ii) has the corporate



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power and authority, and the legal right, to execute, deliver and perform this
Amendment and to perform the Credit Agreement, as amended hereby, to the extent it is a party to this Amendment.

               (b) This Amendment has been duly executed and delivered on behalf of the Borrower and each Guarantor, and constitutes a legal, valid and binding obligation of each such party enforceable against it in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent transfer or conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding of equity or law) and an implied covenant of good faith and fair dealing.

               (c) The execution, delivery and performance of this Amendment will not violate any applicable Requirements of Law or Contractual Obligations of the Borrower or any of its Subsidiaries and will not result in, or require, the creation or imposition of any Lien on any of its or their respective properties or revenues pursuant to any such Requirement of Law or Contractual Obligation except pursuant to the Loan Documents.

               (d) Each of the representations and warranties made by each Loan Party in or pursuant to the Loan Documents are true and correct in all material respects on and as of the date hereof as if made on and as of the date hereof (unless such representations and warranties are stated to relate to a specific earlier date, in which case such representations and warranties are true and correct in all material respects as of such earlier date).

               (e) No Default or Event of Default has occurred and is continuing on the date hereof or after giving effect to this Amendment.

           8. CONDITIONS TO EFFECTIVENESS. This Amendment shall become effective only upon, or substantially contemporaneously with, the satisfaction in full of the following conditions precedent (the first date upon which all such conditions have been satisfied being herein called the "AMENDMENT EFFECTIVE DATE"):

               (a) this Amendment shall have been duly executed by a Responsible Officer of the Borrower and each Guarantor and the Agents and the Lenders, original counterparts of which shall have been delivered to the Administrative Agent;

               (b) each of the representations and warranties made by each Loan Party in or pursuant to the Loan Documents shall be true and correct in all material respects on and as of the Amendment Effective Date as if made on and as of such date (unless such representations and warranties are stated to relate to a specific earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date);

               (c) no Default or Event of Default shall have occurred and be continuing on such date or after giving effect to this Amendment;

               (d) the Administrative Agent shall have received (with the number of original counterparts requested by the Administrative Agent), a certificate of the Borrower and each of the Guarantors, dated the Amendment Effective Date, as to the incumbency and



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signature of the officers of the Borrower and each of the Guarantors executing any Loan Document reasonably satisfactory in form and substance to the Administrative Agent, executed by the President or any Vice President and the Secretary or any Assistant Secretary of the Borrower and each of the Guarantors;

               (e) the Administrative Agent shall have received evidence satisfactory to it authorizing the execution, delivery and performance of this Amendment to which it is a party;

               (f) the Administrative Agent shall have received evidence satisfactory to it that a duly executed copy of this Amendment has been, or substantially concurrently with the execution hereof, will be, delivered to each Parent;

               (g) the Administrative Agent shall have received, for the ratable benefit of the Lenders, a non-refundable amendment fee in an amount equal to $30,000, which fee is earned in full by the Lenders; and

               (h) all other legal matters incident to this Amendment shall be satisfactory to the Administrative Agent and its counsel.

           9. CONTINUED EFFECTIVENESS OF THE CREDIT AGREEMENT. The Borrower and each Guarantor hereby confirms and agrees that (a) each Loan Document to which it is a party is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects except that on and after the Amendment Effective Date all references in any such Loan Document to "the Credit Agreement", "thereto", "thereof", "thereunder" or words of like import referring to the Credit Agreement shall mean the Credit Agreement as amended by this Amendment, and (b) to the extent any such Loan Document purports to assign or pledge to the Administrative Agent, or to grant to the Administrative Agent a Lien on any collateral as security for the obligations of any Loan Party from time to time existing in respect of the Credit Agreement and the other Loan Documents, such pledge, assignment and/or grant of the Lien is hereby ratified and confirmed in all respects.

           10. EXPENSES. The Borrower hereby agrees to pay to the Agents upon demand the amount of any and all fees, costs and expenses, including the reasonable fees, disbursements and other client charges of the Agents' counsel, which the Agents may incur in connection with this Amendment, the amounts of which the Borrower agrees may be charged to the Loan Account.

           11. MISCELLANEOUS.

               (a) THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED IN THE STATE OF NEW YORK.

               (b) This Amendment may be executed in two or more counterparts (including by facsimile), each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument.






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               (c) The Borrower hereby acknowledges and agrees that this
Amendment constitutes a "Loan Document" under the Credit Agreement. Accordingly, it shall be an Event of Default under the Credit Agreement if (i) any representation or warranty made by the Loan Parties under or in connection with this Amendment shall have been untrue, false or misleading in any material respect when made, or (ii) any Loan Party shall fail to perform or observe any term, covenant or agreement contained in this Amendment.
























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                  IN WITNESS WHEREOF, the parties hereto have caused this
Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.


                               BELDEN & BLAKE CORPORATION


                               By:     /s/ Robert W. Peshek
                                  ---------------------------------------------
                                    Name:
                                    Title:

                               THE CANTON OIL & GAS COMPANY


                               By:     /s/ Robert W. Peshek
                                  ---------------------------------------------
                                    Name:
                                    Title:

                               WARD LAKE DRILLING, INC.


                               By:      /s/ James L. Goist
                                  -------------------------------------------
                                    Name:  James L. Goist
                                    Title: Treasurer

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                               ABLECO FINANCE LLC, as the Collateral Agent,
                                    the Administrative Agent, a Lender and on behalf of its affiliate assigns

                               By:     /s/ Kevin P. Genda
                                  ---------------------------------------------
                                       Title:   Kevin Genda
                                                Sr. V.P. / Chief Credit Officer



                               FOOTHILL CAPITAL CORPORATION, as
                                    the Funding Agent and a Lender

                               By:     /s/ Joseph A. Massaroni
                                  ---------------------------------------------
                                       Title:  Vice President


                               FOOTHILL INCOME TRUST, L.P., as a Lender,


                               By:     FIT GP, LLC, its general partner

                                       By:     /s/ Dennis R. Asher
                                          -------------------------------------
                                              Title:  Managing Member